Exhibit 4.1

Brookfield Asset (AMALGAMATED UNDER THE LAWS OFONTARI T RIO) O) i (ISSUE D’UNE FUSION EN VERTU DES LOISDE DE L’ L’ONT ONTARIO) NUMBER/NUMERO SHARES/ACTIONS Mffertifies that -n j.&testent ypROOF 12345678901*•” “12345678901•• • “‘1234 5678901”” -•‘12345678901- •â–”•12345678901 is the registered holder of est le detenteur immatricule de • PROOF ‘ BAM5332737 â™¦ CA1125851040 “ 1234S673901 CLASS A ARES 11 CLASS A LIMITED VOTING SH ^TI0Ni4^MtajJ?E^mr£>E£SIREIJllT.DE CATEGORIE A nANAGtnml^.jJ^FDCO’/oftllFF EG0RIE A “ BROOKFIELD ASSET >1040 “ xcwi2S3si040 • 12: LIMITED VOTING SHARES ACTIONS AVEC DROIT DE12345678901 VOTE CLASS A : RESTREINT DE RESTREIN’ BROOKFIELD ASSET MANAGEMENT INC. “ PROOF • BAM5332737 CATEGORIE * I A “ >332737 * CA1125851040 • 123 BROOKFIELD ASSET MANAGEMENT INC. BROOKFIELD KFIELD ASSET MANAGEMENT INC. FULLY PAID AND NON-ASSESSABLE CLASS A LIMITED ACTIONSSA AVEC EC D DROIT DE VOTE RESTREINT DE CATEGORIE A, SANS VOTING SHARES WITHOUT PAR VALUE VALEUR NOMIN/ NOMINALE, ENTICEMENT LIBEREES ETNON COTISABLES transferable only on the books of the Corporation upon surrender of this Certificate transferables bles seu seu lement k aux livres de la sodete sur remise de ce dument endosse par properly endorsed by the holder hereof in person or by attorney. This Certificate shall certificat le dument detenteur < personnellement ou par son IT. Ce certificat ne deviendra valide not become valid until countersigned by the Transfer Agent and registered by the procureur. qu’apres Ce cert par avoir ete contresign nt des transferts et enregistre par l’agent charge Registrar of the Corporation. l’agent des de trai la tenue des tres de la sodete. registres de la IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers. EN FOI DE QUOI QUOI la la de societe a fait signer ce certificat par le facsimile ;nature de la signature sesde dirigeants set dument autorises. Countersigned gned and AST and Registered ltresigneetEhTe’gistre % iete :ial 6fficer/6hefde la direction finam Trust Com Compan pany (Canada) y igent de fiddcfe AST (Canad nt 4F WW Transfer Agent and Registrar and 1 or des>Transfertset Agent i Computershare Inc. Co- nputdrshare Inc. . v \\S agent Transfer Agent a and Registrar des Transferts et agent charge de la (enue •nior Vice. Pre â– inan By / Par:___ < \ \ s Authorized ted signature / Signature autorisee sont ‘-The shares are 1 ran: Les actions sont \ASmjj^Coinpan; transferables au bureau de transfert ptin bfComputershare 1 SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

SECURITY INSTRUCTIONS—INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE Dll FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIlsRE. For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto Valeur reqre, par les presentes le(s) soussigne(s) vend(ent), cede(nt) et transfere(nt) a (Print namefs) of person(s) to whom the securities are being transferred and the address for the register / Ecrivez le nom de la ou des personnes a qui les titres sont transferes et I’adresse pour le registre) shares/ (number of shares—if blank, deemed to be all / actions nombre d’actions—s’il n’y a rien d’ecrit, la totalite est presumee) of the Company represented by this certificate, and hereby irrevocably constitute(s) and appoint(s) AST Trust Company (Canada) the attorney of the undersigned to transfer the said securities with full power of substitution in this matter: de la societe representees par le present certificat et constitue(nt) et nomme(nt) irrevocablement par les presentes Societe de fiducie AST (Canada) fonde de pouvoir du ou des soussignes pour transferer lesdits titres avec pleins pouvoirs de substitution a cet egard: Dated / Fait le Signature Guarantee(s)* / Transferor(s) Signature(s) * / Aval des signatures* Signature du ou des cedants* (the transfer cannot be processed without acceptable guarantees of all signatures / le transfert ne peut etre effectue sans un aval acceptable de chaque signature) * For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs—Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP). * Pour les transferts signes par le ou les detenteurs inscrits, chaque signature doit correspondre exactement au nom ou aux noms sur le certificat, sans aucun changement. Aussi, chaque signature doit etre avalisee par une banque a charte de I’annexe 1 canadienne, ou un membre de l’un des programmes reconnus Medallion—Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) ou New York Stock Exchange, Inc. Medallion Signature Program (MSP).